SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934

Date of Report (Date of earliest event reported):                       November 22, 2004

MERCANTILE BANKSHARES CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	0-5127	52-0898572

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Hopkins Plaza, P.O. Box 1477, Baltimore, Maryland 21203
(Address of principal executive offices) (Zip Code)

(410) 237-5900
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.

        This is an optional filing made to disclose the event reported below. It is not a filing required by Regulation FD.

        On November 22, 2004, the registrant issued a press release announcing the hiring of Jay M. Wilson as Vice Chairman of the Registrant effective January 1, 2005.

Item 9.01. Financial Statements, and Exhibits.

(c)	Exhibits.

99	Press Release

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Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mercantile Bankshares Corporation (Registrant)

Date: November 22, 2004	/s/ Terry L. Troupe Terry L. Troupe Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit            No. Description

99                    Press Release

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